CONFORMED


               SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C.  20549


                            FORM 8-K


                         CURRENT REPORT

             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934

                       ___________________


Date of Report (Date of earliest event reported) February 3, 1997

                   BIOCONTROL TECHNOLOGY, INC.
     (Exact name of registrant as specified in its charter)



     Pennsylvania                                   0-10822
                           25-1229323
        (State of other jurisdiction         (Commission File
Number)               (IRS Employer
                        of incorporation)
                       Identification No.)


      300 Indian Springs Road, Indiana, Pennsylvania 15701
    (Address of principal executive offices)           (Zip Code)


Registrant's telephone number, including area code (412) 349-1811



_________________________________________________________________
                 (Former name or former address,
                  if changes since last report.)



Item 1.   Change in Control of Registrant.
          Not applicable.

Item 2.   Acquisition or Disposition of Assets.
          Not applicable.

Item 3.   Bankruptcy or Receivership.
          Not applicable.

Item 4.   Changes in Registrant's Certifying Accountant
          Not applicable.

Item 5.   Other Events.
          On February 3, 1997, Biocontrol Technology, Inc. (NASDAQ:BICO) announced that in-home testing of the Diasensor 1000 noninvasive glucose sensor for diabetics began today. The study is anticipated to take approximately 120 days to complete. Upon completion of the study, the Company will resubmit its 510(k) Notification ,with the new data, to the FDA for approval to market the Diasensor 1000 in the United States.

Item 6.   Resignation of Registrant's Directors.
          Not Applicable

Item 7. Financial Statement, Pro Forma Financial Information and Exhibits.

          (a)  Financial Statements and Businesses Acquired - Not
Applicable.

          (b)  Pro Forma Financial Information - Not Applicable.

          (c)  Exhibits-Press Release


                           SIGNATURES

      Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   BIOCONTROL TECHNOLOGY, INC.


                                   by /s/    Fred E. Cooper
                                        Fred E. Cooper, CEO
DATED: February 3, 1997
                                     BICO
                                      BIOCONTROL TECHNOLOGY, INC.
                              2275 Swallow Hill Road, Bldg.  2500
                                            Pittsburgh, PA  15220

Press Release

Release:  Immediate

For More Information, Call:

Investors                                    Media
Diane McQuaide
Susan Taylor
1.412.429.0673  phone
1.412.279.9455 phone
1.412.279.9690  fax
1.412.279.9447 fax


      BIOCONTROL BEGINS IN-HOME TESTING OF DIASENSOR 1000

      Pittsburgh, PA - February 3, 1997 - Biocontrol Technology, Inc. (Nasdaq:BICO) announced today that in-home testing of the Diasensor 1000 noninvasive glucose sensor for diabetics began today.
      Although  there can be no guarantees, the study  which  was requested by the Food and Drug Administration (FDA) is anticipated to take approximately 120 days to complete. Following completion of the study, the Company will resubmit its 510(k) Notification, with the new data, to the FDA for approval to market the Diasensor 1000 in the United States.
      The Company also stated that further details of the in-home study will remain confidential at this time.
      Without the need to finger prick, as current monitors require, the Diasensor 1000 measures blood glucose levels using near infrared technology.
      Biocontrol Technology, Inc. has its corporate offices in Pittsburgh, PA and is involved in the development and manufacture of biomedical devices and environmental products.